UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2007

KLA-TENCOR CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 Rio Robles, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (408) 875-3000

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 26, 2007, KLA-Tencor Corporation (the “Company”) issued a news release announcing financial results for its fiscal fourth quarter and fiscal year ended June 30, 2007. A copy of this news release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Text of press release issued by KLA-Tencor Corporation dated July 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: July 26, 2007	By:	/s/ Jeffrey L. Hall
	Name:	Jeffrey L. Hall
	Title:	Chief Financial Officer